UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2009

Finlay Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25716	13-3492802
(State or other jurisdiction	(CommissionFile Number)
of incorporation)		(IRS Employer
Identification No.)

529 Fifth Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 808-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 16, 2009, Finlay Enterprises, Inc. (the “Registrant”) issued a press release indicating that the Registrant is continuing to execute its previously announced strategic plan to exit the leased department store business and to focus on its specialty jewelry store business.  The press release also announced that, as a result of several inquiries regarding potential transactions, the Registrant has also initiated a formal process by which parties may indicate their interest in the Registrant’s business or assets.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Finlay Enterprises, Inc. press release dated June 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
Date: June 19, 2009
	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer and Chief Financial Officer